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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 240.14a-12

TRIO-TECH INTERNATIONAL
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[   ]  Fee paid previously with preliminary materials:

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Amount Previously Paid: _____________
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On December 4, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trio-Tech International, a California corporation (the “Company”), will be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California 91406, on Monday, December 4, 2017 at 10:00 A.M. local time for the following purposes, as set forth in the attached Proxy Statement:

1.
Election of directors to hold office until the next Annual Meeting of Shareholders;

2.
To consider and vote upon a proposal to approve the Company’s 2017 Employee Stock Option Plan;

3.
To consider and vote upon a proposal to approve the Company’s 2017 Directors Equity Incentive Plan;

4.
Transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on October 9, 2017 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

  After careful consideration, the Trio-Tech International Board of Directors recommends a vote FOR the nominees for director named in the accompanying Proxy Statement (Proposal 1), a vote FOR the approval of the 2017 Employee Stock Option Plan (Proposal 2) and a vote FOR the approval of the 2017 Directors Equity Incentive Plan (Proposal 3).

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors A. CHARLES WILSON Chairman
October 16, 2017
Van Nuys, California

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IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on December 4, 2017: The Proxy Statement and our 2017 Annual Report to Shareholders are available at http://www.triotech.com/ind_rel.htm, which does not have “cookies” that identify visitors to the site.

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PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
OF
TRIO-TECH INTERNATIONAL, INC.

To Be Held on December 4, 2017

This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors (the “Board”) of Trio-Tech International, a California corporation (“Trio-Tech” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California 91406, on Monday, December 4, 2017 at 10:00 A.M. local time, for the purposes of electing directors, the consideration and voting upon approval of each of the 2017 Employee Stock Option Plan and the 2017 Directors Equity Incentive Plan and such other business as may properly come before the Annual Meeting. For directions to our principal executive offices, please call our executive offices at 818-787-7000. This Proxy Statement and the enclosed proxy card are intended to be mailed to shareholders on or about October 20, 2017.

Record Date and Voting Securities

The Board of Directors fixed the close of business on October 9, 2017 as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 3,533,055 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

Voting Generally

The presence in person or by proxy of holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining the presence of a quorum.

Because a shareholder’s broker may not vote on behalf of the shareholder on the election of directors unless the shareholder provides specific instructions by completing and returning the voting instruction form, for a shareholder’s vote to be counted, we ask that our shareholders communicate his/her voting decisions to the broker or other nominee before the date of the Annual Meeting or give a proxy to vote his/her shares at the meeting.

In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The five candidates receiving the highest number of affirmative votes will be elected. Abstentions will be counted for purposes of determining the presence of a quorum, but votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.

Approval of the proposal adopting the 2017 Employee Stock Option Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2017 Employee Stock Option Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.

Approval of the proposal adopting the 2017 Directors Equity Incentive Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2017 Directors Equity Incentive Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted FOR the election of the five nominees for directors named under “Election of Directors” (Proposal 1), FOR the approval of the 2017 Employee Stock Option Plan (Proposal 2) and FOR the approval of the 2017 Directors Equity Incentive Plan (Proposal 3).

PROPOSAL 1
ELECTION OF DIRECTORS

Information With Respect to Directors

A majority of the independent directors of our Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. There is one vacancy on the Board of Directors. The Board does not intend to fill the vacancy at this time due to the costs associated therewith. It is intended that the Proxies received, unless otherwise specified, will be voted FOR the five nominees named below, all of whom are incumbent directors of the Company and, with the exception of Mr. Yong and Mr. Ting, are “independent” as specified in Section 803 of the NYSE MKT rules and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following chart and accompanying narrative set forth, as of October 9, 2017, the names of each of the five nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
A. Charles Wilson	93	Chairman of the Board of Trio-Tech International
		Chairman of the Board of Ernest Paper Packaging Solutions, Inc. Attorney at Law and Business Consultant, Chairman of the Board of Daico Industries, Inc.
S. W. Yong	64	Chief Executive Officer and President of Trio-Tech International
Richard M. Horowitz	76	President of Management Brokers Insurance, Inc.
Jason T. Adelman	48	Chief Executive Officer of Burnham Hill Capital Group
Victor H. M. Ting	63	Chief Financial Officer and Vice President of Trio-Tech International

A. Charles Wilson

Mr. Wilson has served as a director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Packaging Solutions, Inc. and Chairman of Daico Industries, Inc. as well as an attorney admitted to practice law in California and a business consultant.

In determining that Mr. Wilson should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his professional background and experience, his leadership skills as a result of his nine years serving as President and Chief Executive Officer of the Company, his service as a Chairman on other corporate boards and his broad range of knowledge of the Company’s history and business through his 51 years of service as a director of the Company.

Siew Wai Yong

Mr. Yong has been a director, Chief Executive Officer and President of Trio-Tech since 1990. He joined Trio-Tech International Pte. Ltd. in Singapore in 1976 and was appointed as its Managing Director in August 1980. Mr. Yong holds a Master’s Degree in Business Administration, a Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

In determining that Mr. Yong should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his 41 year history with the Company, his intimate knowledge of the Company’s business and operations and the markets in which the Company operates, as well as the Company’s customers and suppliers, and his detailed in-depth knowledge of the issues, opportunities, and challenges facing the Company and its principal industries.

Richard M. Horowitz

Mr. Horowitz has served as a director of Trio-Tech since 1990.  He has been President of Management Brokers Insurance, Inc. since 1974. Mr. Horowitz holds a Master’s Degree in Business Administration from Pepperdine University. Mr. Horowitz was the subject of an SEC administrative proceeding arising out of the sale of certain annuity products in 2007 by Management Brokers Insurance, Inc.  The proceeding was wholly unrelated to the Company’s business and was settled in March 2014 without requiring Mr. Horowitz to admit to any of the allegations.  The Board believes that the proceeding and the actions alleged thereunder do not impair upon Mr. Horowitz’s ability or integrity as a director of the Company.

In determining that Mr. Horowitz should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his extensive experience and expertise in administration and management based on his position as President of Management Brokers Insurance, Inc. for more than 43 years and his broad range of knowledge of the Company’s history and business through his 27 years of service as a director of the Company.

Jason T. Adelman

Mr. Adelman was elected to the Board of Trio-Tech in April 1997.  Mr. Adelman is the Founder and Chief Executive Officer of Burnham Hill Capital Group, LLC, a privately held financial services holding company headquartered in New York City.  Mr. Adelman serves as Managing Member of Cipher Capital Partners LLC, a private investment fund. Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman graduated Cum Laude with a B.A. in Economics from the University of Pennsylvania and earned a JD from Cornell Law School where he served as Editor of the Cornell International Law Journal.

In determining that Mr. Adelman should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his experience and expertise in finance, accounting, banking and management based on his positions as Managing Member of Cipher Capital Partners LLC for 12 years and Chief Executive Officer of Burnham Hill Capital Group LLC for 13 years, as well as his position as Managing Director of Investment Banking in the New York offices of H. C. Wainwright & Co.

Victor H.M. Ting

 Mr. Ting was appointed as a director of Trio-Tech on September 16, 2010. Mr. Ting is the Vice-President and Chief Financial Officer of the Company. Mr. Ting joined Trio-Tech as the Financial Controller for the Company’s Singapore subsidiary in 1980. He was promoted to the level of Business Manager during 1985 and in December 1989 he was promoted to the level of Director of Finance and Sales & Marketing, and later he was promoted to the level of General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Master’s Degree in Business Administration.

In determining that Mr. Ting should serve on the Company’s Board of Directors, the Board has considered, among other qualifications, his expertise in finance, accounting and management based on his 25 year history as Vice-President and Chief Financial Officer of the Company and his intimate knowledge of the Company’s operations.

Vote Required for Election

The five persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

              The Board recommends a vote FOR each of the nominees for director.

PROPOSAL 2
APPROVE THE COMPANY’S 2017 EMPLOYEE STOCK OPTION PLAN

On September 14, 2017, the Company’s Board of Directors unanimously adopted, subject to shareholder approval, the Company’s 2017 Employee Stock Option Plan. The purpose of the 2017 Employee Stock Option Plan is to encourage selected employees, consultants and advisors to improve operations and increase profits of the Company and to accept or continue employment or association with the Company or its affiliates, to increase the interest of such persons in the Company’s welfare through participation in the growth in value of the Company’s Common Stock, and to enable the Company to attract and retain top-quality employees, officer, and consultants and provide them with an incentive to enhance shareholder return. Up to 300,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2017 Employee Stock Plan. The full text of the 2017 Employee Stock Option Plan appears as Exhibit 1 to this Proxy Statement and the description of the 2017 Employee Stock Option Plan herein is qualified in its entirety by reference to the text of the Plan.

The 2017 Employee Stock Option Plan is intended to replace the 2007 Employee Stock Option Plan (“2007 Employee Plan”), which terminated by its terms on September 24, 2017. As of September 30, 2017, the Company had outstanding stock options to officers and employees to purchase an aggregate of 276,375 shares of Common Stock under the 2007 Employee Plan. No further options may be granted under the 2007 Employee Plan.

The closing sales price of the Company’s Common Stock as reported on the New York Stock Exchange on September 30, 2017 was $ 5.24.

Approval of the proposal adopting the 2017 Employee Stock Option Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2017 Employee Stock Option Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.

Description of the 2017 Employee Stock Option Plan

The 2017 Employee Stock Option Plan provides for the grant of options to selected employees, consultants and advisers of the Company to purchase up to an aggregate of 300,000 shares of Common Stock. At present, there are approximately 45 persons eligible to participate in the 2017 Employee Stock Option Plan. The 2017 Employee Stock Option Plan will be administered by the Board of Directors or a committee of the Board (the “Administrator”). The Administrator will have complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2017 Employee Stock Option Plan. Options granted under the 2017 Employee Stock Option Plan may be “incentive stock options” as defined in Section 422 of the Code, or nonqualified options, and will be designated as such.

The exercise price of options granted under the 2017 Employee Stock Option Plan may be not less than the fair market value of the Company’s Common Stock on the date of grant. Fair market value will be determined as provided in the 2017 Employee Stock Option Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Code and the regulations thereunder. The exercise price of options intended to be incentive stock options must be 110% of fair market value if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company voting securities.

In accordance with the rules under the Code for incentive stock options, the 2017 Employee Stock Option Plan provides that incentive stock options granted to any particular employee under the 2017 Employee Stock Option Plan or any other incentive option plan adopted by the Company may not become exercisable for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to one optionee would become exercisable for more than $100,000 in a calendar year, then the exercisability of such incentive stock option will be deferred to the extent necessary to satisfy the $100,000 limit. This restriction does not apply to nonqualified options, which may be granted without regard to any limitation on the amount of the stock for which the option may become exercisable in any calendar year.

In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of three months (six months in the case of termination by reason of death or disability) following termination of employment.

 Options may not be exercised more than ten years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2017 Employee Stock Option Plan are not transferable and may be exercised only by the respective optionees during their lifetime or by their heirs, executors or administrators in the event of death. The exercise price under any option may be paid in cash, cashless exercise, or shares of Common Stock already owned, as may be determined by the Administrator. Under the 2017 Employee Stock Option Plan, shares subject to canceled or terminated options are available for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events. The 2017 Employee Stock Option Plan is effective for ten years, unless sooner terminated or suspended. The 2017 Employee Stock Option Plan provides that no person shall be granted options covering more than 100,000 shares of Common Stock during any twelve month period.

The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform to the 2017 Employee Stock Option Plan and options granted hereunder to the requirements of federal or other tax laws relating to such stock options. No amendment, alteration, suspension or discontinuance will require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable. However, no amendment will, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) promulgated under the Exchange Act or any successor rule thereto.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of nonqualified options and incentive stock options granted under the 2017 Employee Stock Option Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible optionee’s award under the 2017 Employee Stock Option Plan are complex, are subject to change and differ from person to person. Each optionee should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options and/or nonqualified options are made under the 2017 Employee Stock Option Plan.

Nonqualified Options. An optionee generally recognizes no taxable income as the result of the grant of a nonqualified option. Upon exercise of such an option, the optionee generally recognizes ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the option price for such shares. Upon the sale of stock acquired by the exercise of a nonqualified option, any gain or loss, based on the difference between the sale price and the amount recognized as ordinary income upon exercise of the option, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.

  No tax deduction is available to the Company upon either the grant of a nonqualified option or the sale of stock acquired pursuant to the exercise of such option. Subject to the limits on deductibility of employee remuneration under Section 162(m) of the Code, the Company will generally be entitled to a tax deduction at the time the nonqualified option is exercised in an amount equal to the amount of ordinary income recognized by the optionee. Nonqualified options granted to executive officers under the 2017 Employee Stock Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company should be entitled to a tax deduction in the amount of ordinary income recognized by such officers upon the exercise of the options. However, no tax authority or court has ruled on the applicability of Section 162(m) to the 2017 Employee Stock Option Plan. The Company retains the right to grant options under the 2017 Employee Stock Option Plan in accordance with the terms of the 2017 Employee Stock Option Plan regardless of whether the Internal Revenue Service or a court having final jurisdiction with respect to the matter ultimately determines that the nonqualified options granted to executive officers are not deductible under Section 162(m) of the Code.

Incentive Stock Options. Upon the grant or exercise of an incentive stock option, the optionee thereof will not recognize any income for regular federal income tax purposes. If an optionee exercises an incentive stock option and retains the shares received for at least two years after the date of grant of such option and at least one year from the date of the option exercise, any gain realized upon the subsequent sale of the shares will be characterized as long term capital gain. If an optionee disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the date of exercise of such option, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long or short-term capital gain, depending on the length of time the optionee has held the stock from the date of exercise.

The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price of the shares is included in income for purposes of the alternative minimum tax, even though it is not included in taxable income for purposes of determining the regular tax liability of an optionee. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. As the application of the alternative minimum tax is complex and depends on each optionee’s individual tax situation, an optionee should consult his or her own tax advisor in order to determine whether the exercise of an incentive stock option will subject the optionee to the alternative minimum tax.

  In general, there will be no federal income tax deduction allowed to the Company upon the grant, exercise, or termination of an incentive stock option, or upon the sale of shares acquired pursuant to the exercise of an incentive stock option. However, in the event of a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by an optionee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

Both nonqualified options and incentive stock options granted pursuant to the 2017 Employee Stock Option Plan are intended to be exempt from Section 409A of the Code. The final Treasury Regulations under Section 409A exclude from the provisions of that section (i) any stock options that are incentive stock options under Section 422 of the Code, and (ii) any nonqualified options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the grant date. The 2017 Employee Stock Option Plan contains definitions of “fair market value” and “grant date” that are consistent with those set forth in the Treasury Regulations. As a result, both nonqualified options and incentive stock options granted pursuant to the 2017 Employee Stock Option Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

The Board of Directors recommends a vote FOR approval of the 2017 Employee Stock Option Plan.

PROPOSAL 3
APPROVE THE COMPANY’S 2017 DIRECTORS EQUITY INCENTIVE PLAN

On September 14, 2017, the Company’s Board of Directors unanimously adopted, subject to shareholder approval, the 2017 Directors Equity Incentive Plan, subject to shareholder approval. The purpose of the 2017 Directors Equity Incentive Plan is to incentivize to serve on the Board of Directors of the Company and contribute to its long- term growth and profitability objectives. Up to 300,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2017 Directors Equity Incentive Plan. The full text of the 2017 Directors Equity Incentive Plan appears as Exhibit 2 to this Proxy Statement and the description of the Plan herein is qualified in its entirety by reference to the text of the Plan.

The 2017 Directors Equity Incentive Plan is intended to replace the 2007 Directors Equity Incentive Plan (“2007 Directors Plan”), which terminated by its terms on September 24, 2017. As of September 30, 2017, the Company had outstanding stock options to directors to purchase an aggregate of 420,000 shares of Common Stock under the 2007 Directors Plan. No further options may be granted under the 2007 Directors’ Plan.

The closing sales price of the Company’s Common Stock as reported on the New York Stock Exchange on September 30, 2017 was $ 5.24.

Approval of the proposal adopting the 2017 Directors Equity Incentive Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2017 Directors Equity Incentive Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.

Description of the 2017 Directors Equity Incentive Plan

The 2017 Directors Equity Incentive Plan provides for the grant to directors of the Company of stock options or restricted stock awards to purchase up to 300,000 shares of Common Stock (the “Shares”). The 2017 Directors Equity Incentive Plan is administered by the Board of Directors (the “Board”) or a committee of the Board (the “Administrator”). The persons eligible to participate (the “Participants”) in the 2017 Directors Equity Incentive Plan are the Directors of the Company (currently five individuals). The Administrator determines the meaning and application of the provisions of the 2017 Directors Equity Incentive Plan and related option agreements.

Options granted under the 2017 Directors Equity Incentive Plan may only be nonqualified options. The exercise price of each option granted under the 2017 Directors Equity Incentive Plan shall be 100% of the fair market value of the underlying shares on the date of grant. Fair market value will be determined as provided in the 2017 Directors Equity Incentive Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Code and the regulations thereunder. Each option may be fully exercisable on the date of the grant and has a term of five years from the date of the grant. Options granted under the 2017 Directors Equity Incentive Plan will be in addition to the cash fee paid to each Director. Generally, options may be exercised only by the individual to whom the option is granted, and are not transferable or assignable, except that in the event of a Participant’s death or legal disability, the Participant’s heirs or legal representatives may exercise the options for a period not to exceed twelve months.

Options will cease to be exercisable, except for a Director who has served as a non-employee on the Board for more than five years, within thirty days after termination of the Participant’s service as a Director, other than upon termination due to death, disability or retirement or upon termination for cause. Options will be exercisable within twelve months of death or disability and within three months of retirement. Upon termination for cause, a Director’s options shall be rescinded.

With the approval of the Board or an appropriate committee, a Director may be granted one or more restricted stock awards under the 2017 Directors Equity Incentive Plan. Such awards will be grants of Shares on such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Board or the committee and set forth in a restricted stock agreement with the Directors.

The Board may terminate or amend the 2017 Directors Equity Incentive Plan without the approval of the Company’s shareholders, but shareholder approval would be required in order to amend the 2017 Directors Equity Incentive Plan to increase the number of shares, to change the class of persons eligible to participate in the Plan, to extend the maximum five-year exercise period or to permit an option exercise price to be fixed at less than 100% of the fair market value as of the date of grant.

The amount of shares reserved for issuance under the 2017 Directors Equity Incentive Plan and the terms of outstanding options shall be adjusted in the event of changes in the outstanding Shares by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of options and restricted stock awards granted under the 2017 Directors Equity Incentive Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2017 Directors Equity Incentive Plan are complex, are subject to change and differ from person to person. Each Participant should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of stock options and/or restricted stock are made under the 2017 Directors Equity Incentive Plan.

Options. A Participant generally recognizes no taxable income as the result of the grant of a nonqualified option. Upon exercise of such a nonqualified option, the participant generally recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon the sale of stock acquired by the exercise of a nonqualified option, any gain or loss, based on the difference between the sale price and the amount recognized as ordinary income upon exercise of the option, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the participant has held the stock from the date of exercise. No tax deduction is available to the Company upon either the grant of the option or the sale of stock acquired pursuant to the exercise of such option. The Company is entitled to a deduction at the time the option is exercised in an amount equal to the amount of ordinary income recognized by the Participant upon exercise of the option. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.

Under the terms of the 2017 Directors Equity Incentive Plan, all options must be granted with an exercise price per share equal to the fair market value of a share of the Company’s Common Stock on the grant date. The final Treasury Regulations under Section 409A exclude from the provisions of that section any stock options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the date of grant. The stock options granted pursuant to the 2017 Directors Equity Incentive Plan are intended to be exempt from Section 409A, and the 2017 Directors Plan contains definitions of “fair market value” and “grant date” that are consistent with those set forth in the Treasury Regulations under Section 409A. As a result, nonqualified options granted pursuant to the 2017 Directors Equity Incentive Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

Restricted Stock Issuances. As long as restricted stock remains both nontransferable and subject to a substantial risk of forfeiture, there are generally no tax consequences resulting from the issuance of such restricted stock for either the participant or the Company. At such time as the restricted stock either becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the stock at such time over the amount, if any, that the recipient paid for the stock. However, the participant may elect under Section 83(b) of the Code, within 30 days after the issuance of such restricted stock, to recognize as ordinary income at the time of issuance the excess, if any, of the fair market value of such restricted stock (valued at the date of issuance as if it were unrestricted) over the amount that the recipient paid for it, as ordinary income. The Company will be entitled to a compensation deduction at the time the participant recognizes ordinary income equal to the amount of ordinary income recognized by the participant. If such an election under Section 83(b) is made and the stock is ultimately forfeited, the participant will not be entitled to a deduction for the amount previously recognized as ordinary income.

When stock that was formerly restricted stock is sold or otherwise disposed of, the tax treatment will depend on whether the participant made the election described in the previous paragraph. If the participant did not make the election, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the date the restrictions lapsed to the date of sale or other disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the participant for the restricted stock and the amount recognized by the participant as ordinary income on the date the restrictions lapsed. If the participant made the election, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the date of the restricted stock issuance to the date of disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the participant for the restricted stock and the amount recognized by the recipient as ordinary income at the time of the grant.

The final Treasury Regulations under Section 409A exclude from the provisions of that section any restricted stock issued subject to a substantial risk of forfeiture, regardless of whether the recipient makes an election under Section 83(b). As a result, restricted stock issued pursuant the 2017 Directors Equity Incentive Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.

The Board of Directors recommends a vote FOR approval of the 2017 Directors Equity Incentive Plan.

CORPORATE GOVERNANCE

Corporate Governance Program

Our Board of Directors has established a written Corporate Governance Program to address significant corporate governance issues that may arise. It sets forth the responsibilities and qualification standards of the members of the Board of Directors and is intended as a governance framework within which the Board of Directors, assisted by its committees, directs our affairs.

Code of Ethics

The Company has adopted a written code of business conduct and ethics applicable to all directors, officers, management and employees and a separate code of ethics applicable to its principal executive officer, principal financial officer and principal accounting officer or controller or persons performing similar functions.  A copy of the Company's code of business conduct and ethics and code of ethics may be obtained, without charge, upon written request to the Secretary of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

Board Leadership Structure

The Board of Directors believes it is important to select its Chairman and the Company’s Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. The Chairman of the Board and CEO of the Company are held by separate persons as an aid in the Board's oversight of management. The duties of the non-executive Chairman of the Board include:

●
presiding over all meetings of the Board;

●
preparing the agenda for Board meetings in consultation with the CEO and other members of the Board;

●
calling and presiding over meetings of the independent directors;

●
managing the Board's process for annual director self-assessment and evaluation of the Board and of the CEO; and

●
presiding over all meetings of shareholders.

The Board believes that there may be advantages to having an independent chairman for matters such as communications and relations between the Board, the CEO, and other senior management; assisting the Board in reaching consensus on particular strategies and policies; and facilitating robust director, Board, and CEO evaluation processes.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company, and the Board of Directors oversees these efforts. The Chief Executive Officer and senior management report to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee identifies, monitors and analyzes the priority of financial risks, and reports to the Board of Directors regarding its financial risk assessments.

Certain Relationships and Related Transactions

The Board’s Audit Committee is responsible for review, approval, or ratification of “related-person transactions” between the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% shareholder of the Company and their immediate family members. The Company's code of business conduct and ethics provides guidance to the Audit Committee for addressing actual or potential conflicts of interests that may arise from transactions and relationships between the Company and its executive officers or directors.  Potential conflicts relating to other personnel must be addressed by the Chief Executive Officer or the Chief Financial Officer. There were no related party transactions during the fiscal year ended June 30, 2017 for which disclosure would be required under SEC rules.

BOARD MEETINGS AND COMMITTEES

The Board held three regularly scheduled and special meetings during the fiscal year ended June 30, 2017. All of the directors attended (in person or by telephone) at least 75% of the meetings of the Board and any committees of the Board on which they served during the last full fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders. All of our directors attended the Annual Meeting of Shareholders held on November 28, 2016.

The Company does not have a standing nominating committee. The Board consists of five directors, three of whom are “independent” (as defined under the rules of the NYSE MKT upon which the Company’s securities are listed), namely Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson. Pursuant to a resolution adopted by the Board, a majority of the independent directors, following a discussion with the entire Board, has the sole and ultimate responsibility to determine and nominate Board candidates for election at the Annual Meeting. Although nominations are made by a majority of the independent directors, the three current independent directors value the input of the entire Board and thus discuss proposed nominees at the Board level before the ultimate nomination determinations are made by the independent directors. The Board does not believe that it is necessary, at this time, given the Board composition and such Board resolution, to have a separately constituted nominating committee. At such time as the Board composition changes, the Board may elect to establish a separate nominating committee.

The Board has also adopted a resolution addressing the nomination process and related matters and it states, among other things, that the Board believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board's ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure. The resolution further states that the Board will evaluate the performance of its Board members on an annual basis in connection with the nomination process. The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including without limitation members of the Board and management of the Company. The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises. In addition, the Board has the authority to retain third-party consultants to provide advice regarding compensation issues. The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess. However, the Board will consider various factors including without limitation the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances. The Company does not have a formal policy with regard to the consideration of diversity in identifying nominees for director. The Board of Directors seeks to nominate directors with a variety of skills and experience so that the Board will have the necessary expertise to oversee the Company’s business. The Company did not receive any recommendations as to nominees for election of directors for the Annual Meeting of Shareholders to be held on December 4, 2017.

The Board will consider candidates proposed by shareholders of the Company and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates. Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an annual meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosures required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders. Shareholder candidate proposals should be sent to the attention of the Secretary of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

The Board has a standing Compensation Committee, which currently consists of the three independent directors, namely Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman. The Compensation Committee determines salary and bonus arrangements. The Compensation Committee met five times during the fiscal year ended June 30, 2017. The Compensation Committee has a written charter. The current Compensation Committee Charter is included as Appendix A to this Proxy Statement.  For the fiscal year ended June 30, 2017, the Compensation Committee did not retain a third-party consultant to review the Company’s current policies and procedures with respect to executive compensation.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members thereof consist of Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman. The Board of Directors has determined that the Audit Committee has at least one financial expert, namely A. Charles Wilson. The Board of Directors has affirmatively determined that Mr. Wilson does not have a material relationship with the Company that would interfere with the exercise of independent judgment and is “independent” as independence is defined in Section 803 of the rules of the NYSE MKT. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures. The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held eight meetings during the fiscal year ended June 30, 2017. Each of the members of the Audit Committee satisfies the independence standards specified in Section 803 of the rules of the NYSE MKT and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The current Audit Committee Charter is included as Appendix B to this Proxy Statement..

DIRECTORS’ COMPENSATION

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. We do not provide pension or retirement plans for non-employee directors. Our employee directors, S.W. Yong and Victor Ting, do not receive separate compensation for Board service.

During the fiscal year ended June 30, 2017, Richard M. Horowitz and Jason T. Adelman, as non-employee directors, received quarterly fees in an amount equal to $7,500 for each quarter and for service on the various committees of which they are a member. A. Charles Wilson, as a non-employee director, Chairman of the Board, Chairman of the Audit Committee and Chairman of the Compensation Committee, received $16,000 in quarterly fees for each quarter and for service on the various committees of which he is a member. The directors were also reimbursed for out-of-pocket expenses incurred in attending meetings.

Prior to the termination of the 2007 Directors Plan and 2007 Employee Plan on September 24, 2017, each of our directors iswas entitled to participate in our 2007 Directors Equity Incentive Plan (“2007 Directors Plan”).Plan. Messrs. Yong and Ting, as employees of the Company, arewere also entitled to participate in our 2007 Employee Stock Option Plan (“2007 Employee Plan”).. On March 30, 2017, pursuant to the 2007 Directors Plan, Mr. Wilson was granted an option to purchase 25,000 shares, and Messrs. Horowitz and Adelman each were granted an option to purchase 12,500 shares of Common Stock at an exercise price of $4.14 per share. Each such option vested immediately upon grant and will terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the 2007 Directors Plan.   The exercise price under the options was set at 100% of fair market value (as defined in the 2007 Directors Plan) of the Company’s Common Stock on the date of grant of each such option.

As of June 30, 2017, there were only 80,000 shares available for grant under the 2007 Directors Plan. No further options may be granted pursuant to the 2007 Directors Plan due to its termination.

The Compensation Committee reviewed the average directors’ fees for comparable public companies. The Compensation Committee believes that the director fees paid to its directors were and are substantially less than the fees paid to directors of comparable public companies. Directors’ compensation may be increased based on the profitability of the Company.

The following table contains information on compensation for our non-employee members of our Board of Directors for the fiscal year ended June 30, 2017.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
A. Charles Wilson (2)	64,000	31,000	95,000
Richard M. Horowitz (3)	30,000	15,500	45,500
Jason T. Adelman (4)	30,000	15,500	45,500

(1)
The option awards are based on the fair value of stock options on the grant date computed in accordance with FASB ASC Topic 718.
(2)
The total shares underlying option awards outstanding as of June 30, 2017 were 170,000.
(3)
The total shares underlying option awards outstanding as of June 30, 2017 were 87,500.
(4)
The total shares underlying option awards outstanding as of June 30, 2017 were 87,500.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of September 30, 2017, certain information regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers (as defined under the heading “EXECUTIVE COMPENSATION” below), and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

Name	Amount of Shares Owned Beneficially (1)		Percent of Class (1)

S. W. Yong (2)	527,818		14.6%
A. Charles Wilson (3)	430,500	(4)	11.6%
Richard M. Horowitz (5)	421,864		11.7%
Jason T. Adelman (6)	94,900		2.6%
Victor H. M. Ting (7)	170,177		4.7%
Hwee Poh Lim	80,733		2.3%
All Directors and Executive
Officers as a group (7 persons)	1,741,342	(8)	43.2%
FMR LLC	277,400	(9)	7.9%

(1)
The percent of class is based upon 3,533,055 shares outstanding and 494,375 stock options issued. The number of shares indicated and the percentage shown for each individual assumes the exercise of options that are presently exercisable or may become exercisable within 60 days from September 30, 2017 which are held by that individual or by all executive officers and directors as a group, as the case may be. The address for each of the directors and executive officers above is in care of the Company at 16139 Wyandotte Street, Van Nuys, California 91406.

(2)
Includes vested options to purchase an aggregate of 83,750 shares from the Company at exercise prices from $3.10 to $4.14 per share.

(3)
Includes vested options to purchase an aggregate of 170,000 shares from the Company at exercise prices from $2.07 to $4.14 per share.

(4)
The shares are held in a revocable family trust.

(5)
Includes vested options to purchase an aggregate of 87,500 shares from the Company at exercise prices from $2.07 to $4.14 per share.

(6)
Includes vested options to purchase an aggregate of 87,500 shares from the Company at exercise prices from $2.07 to $4.14 per share.

(7)
Includes vested options to purchase an aggregate of 65,625 shares from the Company at exercise prices from $3.10 to $4.14.

(8)
Includes vested options to purchase an aggregate of 494,375 shares from the Company at exercise prices from $2.07 to $4.14 per share.

(9)
Based on Form 13G filed by FMR LLC on February 14, 2017. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS

The following persons were our only executive officers, as of October 9, 2017:

S.W. Yong - Mr. Yong, age 64, is our President and Chief Executive Officer. He is also a member of our Board of Directors. Biographical information regarding Mr. Yong is set forth under the section entitled “Election of Directors.”

Victor H.M. Ting - Mr. Ting, age 63, is our Vice-President and Chief Financial Officer. He is also a member of our Board of Directors. Biographical information regarding Mr. Ting is set forth under the section entitled “Election of Directors.”

Hwee Poh Lim - Mr. Lim, age 58, is our Corporate Vice-President-Testing. Mr. Lim joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991. In February 1993, all test facilities in Southeast Asia came under Mr. Lim’s responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Master’s Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.

S. K. Soon – Ms. Soon, age 59, joined Trio-Tech Singapore in 1981 and became the Personnel and Administration Manager in 1985. In 1991, she was promoted to Group Logistics Manager and was responsible for the overall logistics and human resources functions for our operations in Asia. Effective July 1, 2015, she was appointed as Corporate Vice-President and currently oversees the Company's Logistics and Human Resources functions in Asia.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers of the Company and beneficial owners of more than 10% of our Common Stock file reports of ownership and changes in ownership with the SEC as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended June 30, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The Company’s 2007 Employee Plan and 2007 Directors Plan were approved by the Board on September 24, 2007 and by the shareholders on December 3, 2007 and were subsequently amended, which amendments were approved by the Company’s shareholders, on December 14, 2010. The 2007 Directors Plan was further amended to increase the number of shares of Common Stock, which amendments were approved by the Company’s shareholders, on December 9, 2013. As of the date hereof, 600,000 shares are covered by the 2007 Employee Plan and 500,000 shares are covered by the Directors Plan. The purpose of these two plans is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance shareholder return. The 2007 Directors Plan was further amended to increase the number of shares of Common Stock, which amendments were approved by the Company’s shareholders, on December 9, 2013. On September 24, 2017, each of the 2007 Employee Plan and 2007 Director Plan terminated in accordance with its terms.

The following table provides information as of June 30, 2017 with respect to shares of our Common Stock that may bewere issued pursuant to our existing equity compensation plans which existed as of that date. No further options may be granted pursuant to the 2007 Employee Plan or the 2007 Directors Plan.

EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in
	(a)	(b)	column (a)
Equity compensation plans approved by shareholders:
2007 Employee Plan	127,500	$3.52	-
2007 Directors Plan	415,000	$3.36	-
Equity compensation plans not approved by shareholders	-	-	-
Total	542,500	$3.40	-

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee

The Compensation Committee reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer; reviews goals and objectives of other executive officers; establishes the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives; evaluates the performance of the executives; determines and approves the compensation level for the Chief Executive Officer; and reviews and approves compensation levels of other key executive officers.

Compensation Objectives

The Company operates in a highly competitive and rapidly changing industry. The key objectives of the Company’s executive compensation programs are to:

●
attract, motivate and retain executives who drive Trio-Tech’s success and industry leadership;

●
provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of that role, and the individual’s demonstrated ability to perform that role;

●
motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcomes and financial performance.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward each individual executive officer’s contribution to the advancement of the Company’s overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting the Company’s core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with the interests of the Company.

Determining Executive Compensation

The Compensation Committee reviews and approves the compensation program for executive officers annually after the closing of each fiscal year. Reviewing the compensation program at such time allows the Compensation Committee to consider the overall performance of the past fiscal year and the financial and operating plans for the upcoming fiscal year in determining the compensation program for the upcoming fiscal year.

The Compensation Committee also annually reviews market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range. This assessment includes evaluation of base salary, annual incentive opportunities, and long-term incentives for the key executive officers of the Company. The Company did not hire any compensation consultants in connection with setting executive compensation for the fiscal year ended June 30, 2017.

The Compensation Committee’s compensation decisions are based on the Company’s operation performance, the performance and contribution of each individual officer, and the compensation budget and objectives of the Company. The Compensation Committee also considers other factors, such as the experience and potential of the officer and the market compensation level for a similar position.

Role of Executive Officers in Determining Executive Compensation

The Compensation Committee determines compensation for the Chief Executive Officer, which is based on different factors, such as level of responsibility and contributions to the performance of the Company. The Chief Executive Officer recommends the compensation for the Company's executive officers (other than the compensation of the Chief Executive Officer) to the Compensation Committee. The Compensation Committee reviews the recommendations made by the Chief Executive Officer and determines the compensation of the Chief Executive Officer and the other executive officers. The Chief Executive Officer is not present during voting on, or deliberations concerning, his compensation.

Components of Executive Compensation

The Company’s compensation program has three major components: (1) base annual salary; (2) potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units; and (3) long-term incentive compensation in the form of stock options.

Base Salary

Base salaries are provided as compensation for day-to-day responsibilities and services to the Company and to meet the objective of attracting and retaining the talent needed to run the business.

Base salary for our executive officers was determined utilizing various factors.

One factor that was taken into account in determining base salary for our executive officers was the compensation policies of other companies comparable in size to and within substantially the same industry as Trio-Tech. Keeping our executive officers’ salaries in line with the market ensures the Company’s competitiveness in the marketplace in which the Company competes for talent.

Another factor taken into account in determining base salary for our executive officers was salaries paid by us to our executive officers during the immediately preceding year and increases in the cost of living.

The Compensation Committee will review the Company’s financial condition, macroeconomic conditions and adjust base salaries at least quarterly in order to ascertain the appropriate time to restore base salaries to pre-reduction levels.

    The salary for each of our Named Executive Officers for the fiscal year ended June 30, 2017 and the percentage increase in their salary from the prior fiscal year’s salary were as follows:

Executives	Base Salary	Percent Increased (1)
S. W. Yong, Chief Executive Officer	$234,372	1.5%
Victor H. M. Ting, Vice President and Chief Financial Officer	$138,846	1.5%
Hwee Poh Lim, Vice President-Testing	$90,136	1.5%

(1)
Percent increase is based on the increase in base salary in the currency of Singapore. The appreciation of Singapore dollars against U.S. dollars is excluded in the calculation. The base cash compensation for the above named officers of the Company, each of whom resides in Singapore, in fiscal year ended June 30, 2017, was denominated in the currency of Singapore. The exchange rate therefore was established as of June 30, 2017 and was computed to be 1.3913 Singapore dollars to each U.S. dollar.

Singapore executive officers’ base salaries are credited with a compulsory contribution ranging from 2.8% to 10.6% of base salary as required under Singapore’s provident pension fund.

Bonuses

In November 2016, The Compensation Committee approved the bonus formulae for Company's executive officers, as intended to satisfy the requirements of Section 162(m) of the Code.

The bonus for each of our Named Executive Officers for the fiscal year ended June 30, 2017 was as follows:

Executives	Bonus
S. W. Yong, Chief Executive Officer	$63,561
Victor H. M. Ting, Vice President and Chief Financial Officer	$36,824
Hwee Poh Lim, Vice President-Testing	$26,625

Option Grants

Stock options are intended to align the interests of key executives and shareholders by placing a portion of the key executives’ compensation at risk, tied to long-term shareholder value creation. Stock options are granted at 100% of the “fair market value” (as defined under the applicable plan) of the Company’s Common Stock on the date of grant. The Compensation Committee believes that stock options are flexible and relatively inexpensive to implement when compared with cash bonuses. It also has no negative impact on the Company’s cash flow. The Compensation Committee believes that long-term incentives in the form of stock options can better encourage the executive officers to improve operations and increase profits for the Company through participation in the growth in value of the Company’s Common Stock.

The Compensation Committee views any option grant portion of our executive officer compensation packages as a special form of long-term incentive compensation to be awarded on a limited and non-regular basis. The objective of these awards is to ensure that the interests of our executives are closely aligned with those of our shareholders. These awards provide rewards to our executive officers based upon the creation of incremental shareholder value and the attainment of long-term financial goals. Stock options produce value to our executive officers only if the price of our stock appreciates, thereby directly linking the interests of our executive officers with those of our shareholders.

Awards of stock options are determined based on the Compensation Committee’s subjective determination of the amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer. In fiscal year 2017, we granted the following stock options covering the following officers pursuant to the 2007 Directors Plan and 2007 Employee Plan as indicated below.

In fiscal year 2017, prior to the termination of the 2007 Directors Plan and 2007 Employees Plan, we granted the following stock options covering the following officers pursuant to the 2007 Directors Plan and 2007 Employee Plan as indicated below.

Executives	2007 Directors Plan	2007 Employee Plan	Total
S. W. Yong, Chief Executive Officer	-	25,000	25,000
Victor H. M. Ting, Vice President and Chief Financial Officer	-	12,500	12,500

At the 2013 Annual Meeting of Shareholders, the Company’s shareholders voted to conduct future advisory votes on executive compensation on an “every one year” basis. The Board of Directors had recommended in the proxy statement for the 2013 Annual Meeting a vote for the “every three years” option. The Board of Directors had made such recommendation based on its conclusion that an advisory vote at such frequency would provide the Company’s shareholders with sufficient time to evaluate the effectiveness of its overall compensation philosophy, policies and practices in the context of the Company’s long-term business results, while avoiding more emphasis on short term variations in compensation and business results.  Therefore, the Board decided to conduct future advisory votes on executive compensation on an “every three years” basis until at least the next vote by the Company’s shareholders on the frequency of such votes, which will be no later than the Annual Meeting to be held in 2019.

REPORT OF THE AUDIT COMMITTEE

During the fiscal year ended June 30, 2017, the Audit Committee fulfilled its duties and responsibilities as outlined in its charter. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2017, and the independent auditor’s report on those financial statements, with the Company’s management and Mazars LLP (“Mazars”), the Company’s independent auditor. Management presented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with Mazars the matters required to be discussed with the Audit Committee by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee’s review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. The Audit Committee has evaluated Mazars’s qualifications, performance, and independence, including that of the lead audit partner. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. The Company’s pre-approval policy is more fully described in this Proxy Statement under the caption “Policy for pre-approval of audit and non-audit services.” The Audit Committee has concluded that provision of the non-audit services described in that section is compatible with maintaining the independence of Mazars. In addition, the Audit Committee has received the written disclosure and the letter from Mazars required by the applicable requirements of the Public Company Accounting Oversight Board regarding Mazars’ communications with the Audit Committee concerning independence and has discussed with Mazars its independence.

Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year ended June 30, 2017 be included in the Company’s Annual Report on Form 10-K.

Dated October 16, 2017

THE AUDIT COMMITTEE
A. Charles Wilson, Chairman
Jason T. Adelman
Richard M. Horowitz

EXECUTIVE COMPENSATION

The following table shows compensation information concerning compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended June 30, 2017 and 2016 by our Chief Executive Officer and our two most highly compensated executive officers (other than our Chief Executive Officer) who were serving as executive officers at the end of the fiscal year ended June 30, 2017 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($) (1)		All Other Compensation ($)		Total ($)

S. W. Yong (2)	2017	234,372	63,561	35,250	(3)	22,057	(4)	355,240
President and Chief Executive Officer	2016	230,859	62,180	71,750	(5)	23,555	(6)	388,344

Victor H. M. Ting (2)	2017	138,846	36,824	17,625	(7)	19,481	(8)	212,776
Vice President and Chief Financial Officer	2016	136,763	24,872	55,250	(9)	19,249	(10)	236,134

Hwee Poh Lim	2017	90,136	26,625	--		21,497	(11)	138,258
Vice President - Testing	2016	88,784	19,548	--		19,341	(12)	127,673

(1)
The option awards are based on the fair value of stock options on the grant date computed in accordance with ASC Topic 718.
(2)
Neither Mr. Yong nor Mr. Ting received any fees for services rendered as a director of Trio-Tech International.
(3)
A stock option covering 25,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2007 Employee Plan on March 30, 2017. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.
(4)
The amount shown in the other compensation column includes central provident fund contributions of $6,598, car benefits of $10,899, and director fees of $4,560 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Yong was 2.8% for fiscal 2017.
(5)
A stock option covering 25,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2007 Director Plan on March 21, 2016. The option has a five-year term and was immediately exercisable in full as of the grant date. On March 21, 2016, a stock option covering 25,000 shares of Common Stock was granted to Mr. Yong pursuant to the 2007 Employee Plan. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.
(6)
The amount shown in the other compensation column includes central provident fund contributions of $5,687, car benefits of $13,131, and director fees of $4,737 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Yong was 2.5% for fiscal 2016.
(7)
A stock option covering 12,500 shares of Common Stock was granted to Mr. Ting pursuant to the 2007 Employee Plan on March 30, 2017. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.
(8)
The amount shown in the other compensation column includes central provident fund contributions of $6,598, car benefits of $9,610, and director fees of $3,273 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Ting was 4.8% for fiscal 2017.

(8)
The amount shown in the other compensation column includes central provident fund contributions of $6,598, car benefits of $9,610, and director fees of $3,273 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Ting was 4.8% for fiscal 2017.
(9)
A stock option covering 25,000 shares of Common Stock was granted to Mr. Ting pursuant to the 2007 Directors Plan on March 21, 2016. The option has a five-year term and was immediately exercisable in full as of the grant date. On March 21, 2016, a stock option covering 15,000 shares of Common Stock was granted to Mr. Ting pursuant to the 2007 Employee Plan. The option has a five-year term and vests over the period as follows: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date.
(10)
The amount shown in the other compensation column includes central provident fund contributions of $5,203, car benefits of $10,645, and director fees of $3,401 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Ting was 3.8% for fiscal 2016.
(11)
The amount shown in the other compensation column includes central provident fund contributions of $9,531, car benefits of $10,446, and director fees of $1,520 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Lim was 10.6% for fiscal 2017.
(12)
The amount shown in the other compensation column includes central provident fund contributions of $7,662, car benefits of $10,100, and director fees of $1,579 for service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Lim was 8.6% for fiscal 2016.

Narrative Disclosure to Summary Compensation Table

Base Salary. Base salaries for the fiscal year ended June 30, 2017 for Messrs. Yong, Ting and Lim were $234,372, $138,846 and $90,136, respectively.

Bonuses. Bonuses for the fiscal year ended June 30, 2017 for Messrs. Yong, Ting and Lim were $63,561, $36,824 and $26,625, respectively.

Option Awards. Stock options are granted at 100% of the fair market value of the Company’s Common Stock on the date of grant. Awards of stock options are determined based on the Compensation Committee’s subjective determination of amount of awards necessary, as a supplement to an executive officer’s base salary, to retain and motivate the executive officer. Options covering 37,500 shares were granted on March 30, 2017 pursuant to the 2007 Employee Plan, which options vest over the period as followings: 25% vesting on the grant date and the remaining balance vesting in equal installments on the next three succeeding anniversaries of the grant date in.

All Other Compensation. All other compensation includes central provident fund contributions at a certain percentage of the base salaries in accordance with Singapore law, car benefits and director fees for service as a director for certain subsidiaries of the Company.

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning shares of our Common Stock covered by exercisable and un-exercisable options held by the Named Executive Officers as of June 30, 2017, our last completed fiscal year end:

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2017
	Option Awards
	Number of		Number of
	Securities		Securities
	Underlying		Underlying
	Unexercised		Unexercised	Option
	Options		Options	Exercise	Option
	(#)		(#)	Price	Expiration
Name	Exercisable		Un-exercisable	($)	Date
S. W. Yong	6,250	(1)	18,750	$4.14	03/30/2022
	25,000	(2)	-	$3.26	03/21/2021
	12,500	(3)	12,500	$3.26	03/21/2021
	20,000	(4)	-	$3.10	12/09/2018
	20,000	(5)	-	$3.62	09/17/2018

Victor H.M. Ting	3,125	(1)	9,375	$4.14	03/30/2022
	25,000	(2)	-	$3.26	03/21/2021
	7,500	(3)	7,500	$3.26	03/21/2021
	15,000	(4)	-	$3.10	12/09/2018
	15,000	(6)	-	$3.62	09/17/2018

(1)
Stock option granted on March 30, 2017 pursuant to the 2007 Employee Plan, that will fully vest on March 30, 2020 (one-fourth of the grant vested or will vest every year beginning on March 30, 2017).

(2)
Stock option granted on March 21, 2016 pursuant to the 2007 Directors Plan, which option was immediately exercisable in full.

(3)
Stock option granted on March 21, 2016 pursuant to the 2007 Employee Plan, that will fully vest on March 21, 2019 (one-fourth of the grant vested or will vest every year beginning on March 21, 2016).

(4)
Stock option granted on December 9, 2013 pursuant to the 2007 Employee Plan, that will fully vest on December 9, 2016 (one-fourth of the grant vested or will vest every year beginning on December 9, 2013).

(5)
Stock option granted on September 17, 2013 pursuant to the 2007 Directors Plan, which option was immediately exercisable in full.

(6)
Stock option granted on September 17, 2013 pursuant to the 2007 Employee Plan, which option was immediately exercisable in full.

Employment Agreements

None of our executive officers has employment agreements with the Company other than standard offer letters signed by all employees upon employment.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Mazars as the independent registered public accounting firm for the fiscal year ended June 30, 2017. A representative of Mazars is expected to be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

The following table shows the fees that we paid or accrued for audit and other services provided by Mazars in fiscal 2017 and 2016. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2017	2016
Audit Fees	$214,640	$214,590
IT Audit	14,380	-
Tax Fees	6,470	6,470
Total:	$235,490	$221,060

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed by Mazars or to be billed for professional services rendered for the audit of the Company’s fiscal 2017 and fiscal 2016 annual financial statements and for the review of the financial statements included in the Company’s quarterly reports during such periods.

 Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2017 and 2016 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The Audit Committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Since June 30, 2004, all services provided by our auditors require pre-approval by the Audit Committee. The policy has not been waived in any instance.

ADDITIONAL MEETING INFORMATION

Shareholder Proposals

Shareholders who wish to present proposals at the Annual Meeting to be held following the end of the fiscal year ended June 30, 2018 should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than June 19, 2018 for inclusion in next year’s Proxy Statement and Proxy Card. If a shareholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of Proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 24, 2018.

Proxy Solicitation

The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report to Shareholders for the year ended June 30, 2017 is being mailed with this Proxy Statement to shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2017. This request should be directed to the Corporate Secretary, Trio-Tech International, 16139 Wyandotte St., Van Nuys, CA 91406.

OTHER MATTERS

The shareholders and any other persons who would like to communicate with the Board can access the website www.triotech.com and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and the messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

By Order of the Board of Directors A. CHARLES WILSON Chairman

Exhibit 1

2017 EMPLOYEE STOCK OPTION PLAN
OF
TRIO-TECH INTERNATIONAL

1.    PURPOSES OF THE PLAN

This 2017 Employee Stock Option Plan (the “Plan”) of Trio-Tech International, a California corporation (the “Company”), is hereby established effective as of September 14, 2017, the date that the Plan was approved and adopted by the Company’s Board of Directors. The purposes of the Plan are to:

1.1 Encourage selected employees (including directors who are also employees), consultants and advisers to improve operations and increase profits of the Company;

1.2 Encourage selected employees (including directors who are also employees), consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and

1.3 Increase the interest of selected employees (including directors who are also employees), consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).

Options granted under this Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified options” (“NQOs”). The Company shall have no liability to any optionee hereunder with respect to the tax treatment of any Option granted and in effect under the Plan. The Plan is designed to be exempt from Code Section 409A.

2.    ELIGIBLE PERSONS

Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

3.    STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS

Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 300,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. No eligible person shall be granted Options during any twelve-month period covering more than 100,000 shares.

4.    ADMINISTRATION

4.1 The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (“Rule 16b-3”), or any successor rule thereto, and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

Exhibit 1 - 1

4.2 Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall vest and be exercisable; (viii) to modify, amend, terminate or replace any Option; (ix) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (x) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

4.3 All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5.    GRANTING OF OPTIONS; OPTION AGREEMENT

5.1 No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board and, if not sooner terminated by action of the Company’s Board of Directors, the Plan shall terminate automatically as of such tenth anniversary date.

5.2 Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option in accordance with the terms of such written option agreement as offered under the Plan, although the exercise of each Option shall be subject to Section 6.1.3.

5.3 The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.

5.4 Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees or consultants of the Company, but are not employees or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator. However, no such Options approved in anticipation of hire by the Company shall be exercisable or validly existing and in effect before the actual date of hire.

6.    TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

6.1 Terms and Conditions to which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

6.1.1 Changes in Capital Structure. In the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split ups, consolidations, recapitalizations, reorganizations or like events, an appropriate adjustment shall be made in the number of shares reserved under the Plan, in the number of shares set forth in Section 3 hereof, and in the number of shares and the option price per share specified in any stock option agreement with respect toany unpurchased shares; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments but may make such adjustment as the Administrator deems appropriate. The Company shall give prompt notice to all optionees of any adjustment pursuant to this Section.

Exhibit 1 - 2

6.1.2 Corporate Transactions. Section 6.1.1 above to the contrary notwithstanding, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless the agreement with respect thereto provides for the assumption of such options by the continuing or surviving corporation. Any other provision of this Plan or the applicable stock option agreement to the contrary notwithstanding, all outstanding options granted hereunder shall be fully exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation, or dissolution unless such options are assumed by the continuing or surviving corporation. The Committee shall notify the holders of all outstanding options in advance of any such window period for exercising options.

6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the “Vesting Base Date”) and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

6.1.4 Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant with respect to at least the following determinable features: the identity of the grantee, type of grant, number of shares, exercise price, vesting schedule and expiration date. For this purpose, the default provisions of the Plan shall be deemed incorporated into any grant to the extent that other terms are not specified for the grant.

6.1.5 Nontransferability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by (or on behalf of) the optionee.

6.1.6 Payment. Except as provided below, payment in full, in cash, of the exercise price shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:

6.1.6.1 Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”)); and

6.1.6.2 Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option exercise price, provided the value (determined as set forth in Section 6.1.10) of such Common Stock is equal on the date of exercise to the Option exercise price, or such portion thereof as the optionee is authorized to pay by delivery of such stock. In such case, prior to the acceptance of such shares of Common Stock, the optionee shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the optionee has good and marketable title to such shares free and clear of liens and encumbrances. No share of Common Stock shall be issued until full payment therefor has been made, and until any tax withholding obligations have been satisfied in a manner acceptable to the Company.

Exhibit 1 - 3

6.1.7 Termination of Employment. If for any reason other than death, permanent and total disability, or Cause (see Section 6.1.8 below), an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, “employment” includes service as a consultant for the Company or an Affiliate. For purposes of this Section 6.1.7, an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company, for as long as the period of any such leave does not exceed 90 days or, if longer, the duration of the optionee’s right to reemployment by the Company or any Affiliate as guaranteed either contractually or by statute.

6.1.8 Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the optionee’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service. For the purposes of this Plan, Cause means any of the following: (i) the optionee’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company documents or records; (ii) the optionee’s material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the optionee’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the optionee’s improper use or disclosure of the Company’s confidential or proprietary information); (iv) any intentional act by the optionee which has a material detrimental effect on the Company’s reputation or business; (v) the optionee’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the optionee of any employment or service agreement between the optionee and the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the optionee’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the optionee’s ability to perform his or her duties with the Company.

6.1.9 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (a) paying cash, (b) electing to have the Company withhold cash or shares having with a fair market value equal to the amount required to be withheld, (c) delivering to the Company already-owned shares having a fair market value equal to the minimum amount required to be withheld or remitted, provided the delivery of such shares will not result in any adverse accounting consequences as the Administrator determines in its sole discretion, (d) selling a sufficient number of shares otherwise deliverable to the optionee through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the tax obligations required to be withheld, (e) retaining from salary or other amounts payable to the optionee cash having a sufficient value to satisfy the tax obligations, or (f) any other means which the Administrator, in its sole discretion, determines to both comply with applicable laws, and to be consistent with the purposes of the Plan. The amount of tax obligations will be deemed to include any amount that the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the optionee or the Company, as applicable, with respect to the Option on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The fair market value of the shares to be withheld or delivered shall be determined as of the date that the tax obligations are required to be withheld.

Exhibit 1 - 4

6.1.10 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

6.1.11 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

6.1.11.1 If the Common Stock (or other security) is readily tradable on an established securities market, its fair market value shall be determined, in accordance with regulations under Code Section 409A, by any of the following methods selected and consistently followed by the Administrator from time to time: (i) the last sale before or the first sale after the grant; (ii) the closing price on the trading day before or the trading day of the grant; (iii) the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant; or (iv) any other reasonable method using actual transactions in the Common Stock (or other security) as reported by such market.

6.1.11.2 If the Common Stock (or other security) is not readily tradable on an established securities market, its fair market value shall be determined in good faith by the Administrator by a reasonable application of a reasonable valuation method, taking into consideration all relevant factors as provided in regulations under Code Section 409A, or the Administrator may consistently apply, from time to time, one of the valuation methods presumed to be reasonable as set forth in said regulations.

6.1.12 Option Term. Subject to Section 6.3.5, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).

 6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

6.2.1 Exercise Price. The exercise price of a NQO shall be not less than the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant. NQOs granted under this Plan shall not be discounted; accordingly they are intended to be exempt from Code Section 409A.

6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

6.3.1 Exercise Price.

6.3.1.1 Except as set forth in Section 6.3.1.2, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.1.2 The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Shareholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Administrator in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Administrator may reasonably require.

6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

Exhibit 1 - 5

6.3.4 Vesting. Notwithstanding any other provision of this Plan, ISOs granted for any particular optionee under all incentive stock option plans of the Company and its subsidiaries may not “vest” for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an Option “vests” when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent than the foregoing vesting limit in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring (only to the extent necessary to satisfy the $100,000 limit) the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices. The ISOs or portions of ISOs whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of ISOs. In no event, however, will the operation of this Section 6.3.4 cause an ISO to vest before its terms or, having vested, cease to be vested. To the extent that any portion of an ISO cannot be deferred to any later calendar year, then the portion of such ISO that exceeds the foregoing annual vesting limit for the last calendar year in which any portion of that ISO is permitted to vest as an ISO, shall be converted and treated thereafter as an NQO under the Plan and the optionee shall be notified of that conversion.

6.3.5 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.

7.    MANNER OF EXERCISE

7.1 An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by full payment or satisfaction of the exercise price will be considered as the date such Option was exercised.

7.2 Promptly after receipt of written notice of exercise of an Option and all payments called for by Section 7.1, the Company shall issue or cause to be issued the shares acquired pursuant to an option and shall deliver such shares to or for the benefit of the Optionee by means of one or more of the following: (a) by delivering to the optionee evidence of book entry shares of stock credited to the account of the optionee, (b) by depositing such shares of stock for the benefit of the optionee with any broker with which the optionee has an account relationship, or (c) by delivering such shares of stock to the optionee in certificate form,. An optionee or permitted transferee of an optionee shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

7.3 Unless exempted by the Administrator, if an officer or director who is subject to the provisions of Section 16(b) of the Exchange Act exercises an Option within six months of the grant of such Option, the shares acquired upon exercise of such Option may not be disposed of until six months after the date of grant of such Option.

8.    PERFORMANCE-BASED AWARDS UNDER CODE SECTION 162(M)

8.1 General. If the Administrator, in its discretion, decides to grant an Option intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the provisions of this Section 8 will control over any contrary provision in the Plan. The Administrator, in its discretion, also may grant Options that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

8.2 Performance Goals. The granting and/or vesting of Options under the Plan may, in the discretion of the Administrator, be made subject to the achievement of one or more Performance Goals. For the purposes of this Plan, “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator in its discretion to be applicable to an optionee with respect to an Option. As determined by the Administrator, the Performance Goals applicable to an Option shall provide for a targeted level or levels of achievement using one or more of the following measures: (a) cash flow, (b) earnings per share, (c) gross revenue, (d) market share, (e) return on capital, (f) total shareholder return, or (g) operating profits.

Exhibit 1 - 6

8.3 Procedures. To the extent necessary to comply with the “performance-based compensation” provisions of Section 162(m) of the Code, with respect to any Option granted subject to Performance Goals and intended to qualify as “performance-based compensation” under such section, on or before the determination date (i.e., within the first 25% of the performance period, but in no event more than ninety (90) days following the commencement of any performance period or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator will, in writing, (i) designate one or more optionees to whom an Option will be made, (ii) determine the performance period, (iii) establish the Performance Goals and amounts that may be earned for the performance period, and (iv) determine any other terms and conditions applicable to the Option(s).

8.4 Additional Limitations. Notwithstanding any other provision of the Plan, any Option that is granted to an optionee and is intended to constitute qualified “performance-based compensation” under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as “performance- ased compensation” under Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

8.5 Determination of Amounts Earned. Following the completion of each performance period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such performance period. An optionee will be eligible to receive payment pursuant to an Option intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a performance period only if the Performance Goals for such period are achieved. In determining the amounts earned by an optionee pursuant to an Option intended to qualified as “performance-based compensation” under Section 162(m) of the Code, the Administrator will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period, (b) determine what actual Option, if any, will be paid in the event of a termination of employment as the result of an optionee’s death or disability or upon a corporate transaction (as described in Section 6.1.2) or in the event of a termination of employment following a corporate transaction prior to the end of the performance period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a optionee’s death or disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the optionee remained employed through the end of the Performance Period.

9.    EMPLOYMENT OR CONSULTING RELATIONSHIP

Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

10.    CONDITIONS UPON ISSUANCE OF SHARES

     Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

11.    NONEXCLUSIVITY OF THE PLAN

     The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

Exhibit 1 - 7

12.    AMENDMENTS TO PLAN

     The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and Options granted under this Plan to the requirements of federal or other tax laws relating to such stock Options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable; provided, however, that no such amendment shall, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) or any successor rule thereto.

13.    EFFECTIVE DATE OF PLAN

     No Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within twelve months after adoption of the Plan by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period to the extent required by applicable law; otherwise such Options (if ISOs) shall be converted to NQOs if such conversion would allow them to remain in effect. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

14.    CHOICE OF LAW

     Except to the extent governed by applicable local law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, this Plan, having been first duly adopted by the Board of Directors, is hereby executed below by a duly authorized officer of the Company on this 14th day of September, 2017, to take effect as of such date as provided herein.

TRIO-TECH INTERNATIONAL

By:	/s/ A. Charles Wilson

A. Charles Wilson, Director
Chairman of the Board

Exhibit 1 - 8

Exhibit 2

2017 DIRECTORS EQUITY INCENTIVE PLAN
OF
TRIO-TECH INTERNATIONAL

1.    PURPOSES OF THE PLAN

This Trio-Tech International 2017 Directors Equity Incentive Plan (the “Plan”) is hereby established to grant to directors of Trio-Tech International (the “Company”) a favorable opportunity to acquire or receive shares of common stock of the Company (the “Shares”) and to create an incentive for such persons to serve on the Board of Directors of the Company and to contribute to its long-term growth and profitability objectives. The Plan is established effective as of September 14, 2017. The Plan is designed to be exempt from Code Section 409A.

2.    ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee from time to time constituted (the “Committee”) to which administration of the Plan is delegated by the Board (in either case, the “Administrator”). The Administrator shall determine the meaning and application of the provisions of the Plan and all option agreements executed and restricted stock awards granted pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Administrator shall have the sole authority to grant options and award restricted shares of stock hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine and modify the terms and conditions of each stock option or restricted stock grant entered into between the Company and any Participant, and to make all other determinations necessary or advisable in the implementation and administration of the Plan.

To the extent necessary to permit any grants or awards made under the Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Committee authorized to grant and administer such grants or awards to Participants who are subject to Section 16 of said Securities Exchange Act shall consist solely of two or more “Non-Employee Directors” (as defined for purposes of Rule 16b-3 under said Act) and shall carry out its responsibilities in a manner consistent with said Rule 16b-3. Any member of the Committee shall not take part in the Committee’s consideration of matters involving grants or awards to such member.

3.    ELIGIBILITY; STATUS AS SHAREHOLDER

All directors of the Company shall participate in the Plan (the “Participants”). No person shall have any rights of a shareholder by virtue of a grant of an option except with respect to shares actually issued to that person upon the exercise thereof.

4.    STOCK SUBJECT TO PLAN

There shall be reserved for issue upon the exercise of options granted, or restricted stock awarded, under the Plan 300,000 Shares or the number of Shares which, in accordance with the provisions of Section 9 hereof, shall be substituted therefor. Such Shares may be authorized but unissued shares or treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

5.    TERMS OF OPTIONS

Each option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:

Exhibit 2 - 1

(a)
Option Exercise Price. The exercise price to be paid for each Share upon the exercise of an option shall be 100% of the fair market value of the Shares on the date the option is granted. As used in this Plan, the term “date the option is granted” means the date when the corporate action necessary to create a legally binding option is completed and the number of Shares, exercise price, class of underlying stock and identity of the option recipient are determinable. Fair market value of the Shares shall be (i) the mean of the high and the low prices of Shares sold on an established securities market on the date the option is granted (or, if there was no sale on such date, such mean for the next preceding trading day on which there was such a sale) or (ii) if the Common Stock is not readily tradable on an established securities market on the date the option is granted, then fair market value shall be determined by a reasonable application of a reasonable valuation method, in accordance with the regulations under Code Section 409A, taking into consideration all relevant factors or, if the Administrator so chooses from time to time, by applying any valuation method presumed reasonable under those regulations.

(b)
Grants. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the specific option. No option shall be granted under this Plan more than ten (10) years after the effective date of the Plan or any earlier termination date of the Plan.

(c)
Period of Option. Options granted hereunder shall have a term of five (5) years from the date of grant.

(d)
Exercisability. Each option granted under the Plan shall be 100% vested and exercisable in full at any time and from time to time commencing as of the date of grant, unless otherwise provided in the stock option agreement.

(e)
Payment for Stock. The option exercise price for Shares purchased under an option shall be paid in full at the time of purchase. The option agreement may provide that the exercise price may be payable, at the election of the holder of the option, in whole or in part either in cash or by delivery of Shares in transferable form, such Shares to be valued for such purpose at its fair market value (as determined under Section 5(a) above) as of the date on which the option is exercised (c) and that, in that case and prior to the acceptance of Shares as provided in this Section 5(e), the Participant shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Participant has good and marketable title to such shares free and clear of liens and encumbrances. No Share shall be issued until full payment therefore has been made, and until any tax withholding obligation arising under Section 11 below has been satisfied in a manner acceptable to the Company. No Participant shall have any rights as an owner of Shares until the date of issuance to him of the stock certificate evidencing such Shares.

(f)
Nonqualified Options. All options granted under the Plan shall be non-qualified options, meaning they do not qualify as “incentive stock options” under Code Section 422.

6.    STOCK AWARDS

With the approval of the Board or an appropriate Section 16b-3 Committee (as described in Section 2 above), a Participant may be granted one or more Share awards under the Plan. Such awards shall be grants of Shares on such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Board of Directors or the Section 16b-3 Committee and set forth in a Restricted Stock Agreement with the Participant. The Participant will have all voting, dividend, liquidation and other rights with respect to the Shares issued to the Participant as a Shares award under this Section 6 upon the Participant becoming both the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the vesting, assignment and transfer of a Shares award as it deems appropriate. In the event of a Participant’s termination of service on the Board, any unvested Shares awarded under the Plan shall vest, continue to vest, be forfeited and become subject to repurchase as and to the extent provided in the applicable Restricted Stock Agreement.

Exhibit 2 - 2

7.    NONTRANFERABILITY

Options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by him, and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession. Shares awarded under Section 6 of the Plan shall be nontransferable the same as options, except as may be permitted by the Board in connection with certain events described in Sections 9(a) or (b) below.

8.    TERMINATION OF SERVICE

Upon termination of the Participant’s service on the Board of Directors (“Termination of Service”), his rights to exercise options then held by him shall be terminated (and his outstanding unexercised options shall be forfeited and cancelled) as of an earlier date than the scheduled expiration date of such outstanding options, in accordance with the following provisions as applicable:

(a)
 Death or Disability. Upon the death or disability (as defined in Section 22(e)(3) of the Code) of any person holding options granted under this Plan, his options shall be exercisable, by the holder’s legal representative or by the person entitled thereto under his will or the laws of intestate succession, only if and to the extent they are exercisable on the date of his death or disability, and such options shall terminate twelve (12) months after the date of his death or disability (i.e., on the anniversary date of his death or disability) or on the originally scheduled expiration date of such options, whichever date is earlier.

(b)
Termination for Cause. A Participant’s right to exercise stock options shall be rescinded effective as of the date of termination of his service as a director if the Participant has been found to be engaged directly or indirectly in any conduct or activity which is in competition with the Company or is otherwise adverse to or not in the best interest of the Company.

(c)
Termination of Service. In the case of a Participant who has served as a non-employee on the Company’s Board of Directors for less than five (5) years, upon his Termination of Service for any reason other than as set forth in Section 7(a) or 7(b) hereof, his options shall be exercisable only if and to the extent they are exercisable on the date of his Termination of Service and such options shall terminate 30 days after the date of his Termination of Service unless the holder of the options dies prior thereto, in which event he shall be deemed to have died on the date of his Termination of Service; provided, however, in no event shall such options be exercised more than five (5) years from the date they are granted. Nothing contained in the Plan or in any option granted pursuant to the Plan shall obligate the Company or its parent or subsidiary corporations to continue to engage any director in such or in any other capacity with the Company, nor confer upon any director any right to continue as a director of or in any other capacity with the Company or its parent or subsidiary corporations, if any, nor limit in any way such right as the Company or its parent or subsidiary corporations may have to amend, modify or terminate any person’s compensation, employment, directorship or consulting or advising agreement at any time.

9.    ADJUSTMENT OF SHARES

(a)
In the event of changes in the outstanding Shares by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events, an appropriate adjustment shall be made in the number of shares reserved under the Plan, in the number of Shares set forth in Section 4 hereof, and in the number of Shares and the option price per share specified in any stock option agreement with respect to any unpurchased Shares; provided, however, that the Company shall not be required to issue fractional Shares as a result of any such adjustments but may make such adjustment as the Administrator deems appropriate. The Company shall give prompt notice to all Participants of any adjustment pursuant to this Section.

(b)
Section 9(a) above to the contrary notwithstanding, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless the agreement with respect thereto provides for the assumption of such options by the continuing or surviving corporation. Any other provision of this Plan or the applicable stock option agreement to the contrary notwithstanding, all outstanding options granted hereunder shall be fully exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation, or dissolution unless such options are assumed by the continuing or surviving corporation. The Committee shall notify the holders of all outstanding options in advance of any such window period for exercising options.

Exhibit 2 - 3

10.   SECURITIES LAW REQUIREMENTS

The Company may require prospective Participants, as a condition of either the grant or the exercise of an option, to represent and establish to the satisfaction of legal counsel to the Company that all Shares acquired upon the exercise of such option will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

11.   TAX WITHOLDING

As a condition for issuing Shares upon exercise of an option or the grant of a Shares award, the Company may require a Participant to pay to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to such option exercise or Shares award.

12.   AMENDMENT

The Board of Directors may amend the Plan at any time, except that without shareholder approval:

(a)
The number of Shares which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9 hereof;

(b)
The option price per Share may not be fixed at less than the price specified in Section 5(a) hereof;

(c)
The maximum period during which the options may be exercised may not be extended;

(d)
The class of persons eligible to receive options or restricted stock awards under the Plan as set forth in Section 3 shall not be changed;

(e)
This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval; and

(f)
The provisions of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act (if applicable), or the rules thereunder.

13.   TERMINATION

     The Plan shall terminate automatically on September 14, 2027. The Board of Directors may terminate the Plan at any earlier time. The termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination, but no option shall be granted after such date.

14.   EFFECTIVE DATE OF PLAN

     The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options may be granted but not exercised prior to shareholder approval of the Plan. If any options are so granted and shareholder approval shall not have been obtained on or before September 14, 2018, such options shall terminate retroactively as of the date they were granted. Shares awards under Section 6 shall not be granted prior to shareholder approval of the Plan.

IN WITNESS WHEREOF, this Plan, having been first duly adopted by the Board of Directors, is hereby executed below by a duly authorized officer of the Company on this 14th day of September, 2017, to take effect as of such date as provided herein.

TRIO-TECH INTERNATIONAL

By:	/s/ A. Charles Wilson
A. Charles Wilson, Director Chairman of the Board

Exhibit 2 - 4

Appendix A

COMPENSATION COMMITTEE CHARTER
of the Compensation Committee
of TRIO-TECH INTERNATIONAL

This Compensation Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of Trio-Tech International (the “Company”) on June 29, 2004, and amended on each of March 05, 2007 and July 02, 2014.

Section 1: Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of the Company is (1) to discharge the Board’s responsibilities relating to compensation of the Company’s chief executive officer and other officers, including by designing (in consultation with management and the Board, as the Committee deems appropriate), and evaluating the compensation plans, policies and programs of the Company as they relate to the chief executive officer and other officers and (2) if and to the extent required by law, to produce an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations of the Securities and Exchange Commission.

Section 2: Membership

The Committee shall be comprised of two or more directors, as determined by the Board, each of whom (a) satisfies the independence requirements of the Section 803A of the NYSE MKT rules; (b) has been affirmatively determined by the Board to be “independent” under Section 805(c)(1) of the NYSE MKT rules; (c) is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (d) is an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. In appointing members to the Committee and affirmatively determining that all of the members are “independent” for purposes of Section 805(c)(1) of the NYSE MKT rules as noted under Section 2(1)(b) above, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a Committee member, including, but not limited to (a) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (b) whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company. The Board may remove members from the Committee, with or without cause.

Section 3: Meetings and Procedures

1.
The Chair of the Committee (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of (a) the Company’s Articles of Incorporation or bylaws that are applicable to the Committee; (b) applicable federal or state laws; or (c) the rules of the NYSE MKT.

2.	The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

3.
All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent accountant and any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate; provided, however that the Chief Executive Officer may not be present during voting or deliberation as and to the extent set forth in the rules of the NYSE MKT. The Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.

4.
The Committee, in its sole discretion may retain or obtain the advice of a compensation consultant, independent legal counsel and/or other advisers as the Committee believes to be necessary, desirable or appropriate.

The Committee will be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, independent legal counsel and other adviser retained by the Committee. The Committee is required to conduct the following assessment with respect to the selection of any compensation consultant, legal counsel or other adviser and may only select such compensation consultant, legal counsel or other adviser after taking into account all relevant factors, including specifically the following factors:

- The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;
- The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;
- The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest;
- Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;
- Any stock of the Company owned by the compensation consultant, legal counsel or other adviser; and
- Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

Notwithstanding the foregoing, the Committee need not make the above assessment if (a) it elects to use the Company’s in-house legal counsel (if any) or (b) the role of such compensation consultant, legal counsel or other adviser is limited to the following activities for which no disclosure is required under item 407(e)(3)(iii) of Regulation S-K promulgated under the 1934 Act: (i) consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or (ii) providing information that either is not customized for a particular company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

5.
There is no requirement for the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, independent legal counsel or other adviser to the Committee. Nothing in the above Section 3(4) shall be construed to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties. Furthermore, there is no requirement that the compensation consultant, independent legal counsel or other adviser to the Committee be independent, only that the Committee consider the enumerated factors set forth in Section 3(4) above before selecting such compensation consultant, independent legal counsel or other adviser to the Committee, and the Committee may select or receive advice from any compensation adviser it prefers including ones that are not independent but only after considering the above six factors.

6.
The Company shall provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, independent legal counsel or other adviser retained by the Committee in accordance with Section 3(4) above and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.	The Chair shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

8.
Notwithstanding anything in this charter to the contrary, the Committee is not precluded from approving awards (either with or without board ratification) or from seeking board ratification or approval as may be required to comply with applicable tax or state corporate laws.

Section 4: Duties and Responsibilities

1.
The Chief Executive Officer’s compensation must be determined, or recommended to the Board for determination, by the Committee. The Chief Executive Officer may not be present during voting or deliberations on his or her compensation. The Committee shall, at least once each calendar year, review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer and shall, with input from the Chief Executive Officer, annually establish the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives in connection with the Chief Executive Officer’s next annual performance evaluation. At the end of each year, the Chief Executive Officer shall make a presentation or furnish a written report to the Committee indicating his or her progress against such established performance criteria. Thereafter, with the Chief Executive Officer absent, the Committee shall meet to review the Chief Executive Officer’s performance, determine and approve the compensation of the Chief Executive Officer based on such evaluation and report thereon to the Board. The results of the review and evaluation shall be communicated to the Chief Executive Officer by the Chairman of the Board of Directors.

2.
The compensation for all other officers (as that term is interpreted under the rules of the NYSE MKT) must be determined, or recommended to the Board for determination, by the Committee. In that regard, and to the extent applicable, the Committee shall review and approve all officers’ employment agreements and severance arrangements.
The Committee shall, at least once each calendar year, review and approve all compensation for directors and all other employees of the Company or its subsidiaries with a base salary greater than or equal to $250,000.

3.
The Committee shall manage and periodically review, the Company’s executive officers’ annual bonuses; long-term incentive compensation, stock options, employee pension and welfare benefit plans (e.g., 401(k), employee stock purchase plan, etc.) and with respect to each plan shall have responsibility for:

● general administration as provided in each such plan;
● setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for all executive officers who may be “covered employees” under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be “pre-established” within the meaning of Section 162(m);
● certifying that any and all performance targets used for any performance based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);
● approving all amendments to, and terminations of, all compensation plans and any awards under such plans;
● granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to the Chief Executive Officer, officers (as interpreted under the NYSE MKT rules), current employees with the potential to become the CEO or a “covered employee” under Section 162(m) of the Code, including stock options and other equity rights (e.g., restricted stock, stock purchase rights);
● approving which executive officers are entitled to awards under the Company’s stock option plan(s); and
● repurchasing securities from terminated employees if and to the extent deemed to be appropriate and provided such repurchase is made in compliance with state corporate laws.

All plan reviews should include reviewing the plan’s administrative costs, reviewing current plan features relative to any proposed new features, and assessing the performance of the plan’s internal and external administrators if any duties have been delegated.

4.	The Committee shall determine the Company’s policy with respect to change of control or “parachute” payments.

5.	The Committee shall review and approve executive officer and director indemnification and insurance matters.

6.
The Committee shall prepare and approve the Compensation Committee report to be included as part of the Company’s annual proxy statement if and to the extent that the Company is required to include such report or, if not required, determines to include such report, in its annual proxy statement.

7.
The Committee shall review and reassess this Charter at least once every two fiscal years (and more frequently if there are changes in applicable law or if the Committee otherwise believes it to be prudent) and submit any recommended changes to the Board for its consideration.

Section 5: Delegation of Duties

In fulfilling its responsibilities hereunder, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s Articles of Incorporation and bylaws, applicable federal and state law and the rules of the markets in which the Company’s securities then trade, except that it shall not delegate (a) its responsibility to determine (or recommend to the Board for determination) the compensation of the Chief Executive Officer and the officers of the Company (as that term is interpreted under the rules of the NYSE MKT) or (b) its responsibilities for any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code or is intended to be exempt from Section 16(b) under the 1934 Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “outside directors.”

Section 6: Disclosure of Charter

This Charter shall be made available to any stockholder who otherwise requests a copy. The Company’s Annual Report to Stockholders shall state the foregoing.

Appendix B

AUDIT COMMITTEE CHARTER
of the Audit Committee
of TRIO-TECH INTERNATIONAL

This Audit Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of Trio-Tech International (the “Company”) on June 29, 2004, and amended on each of December 10, 2012 and July 02, 2014.

The primary function of the audit committee is to assist the Board of Directors of Trio-Tech International in fulfilling its oversight responsibilities for, among other things, (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with certain legal and regulatory requirements, (3) the Company’s independent accountant’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent accountants.

Section 1: Membership Requirements

1.
The audit committee shall be comprised of no less than two members. Each member shall be a director of the Company and must otherwise be “independent” as defined in Section 803A of the rules of the NYSE MKT and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). None of such committee members may have participated in the preparation of the financial statements of the Company or any then current subsidiary thereof at any time during the three years prior to the date upon which such determination is being made. Each of such members shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the audit committee shall be “financially sophisticated” in that he has or has had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in that member’s financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Such members shall also meet such other standards, if any, as may be required by law or regulation.

2.
The Board of Directors shall select and fill vacancies on the audit committee with members thereof meeting the above requirements. The members shall designate one member as the Chairperson of the audit committee. A member may only be removed by a vote of the majority of the Board of Directors.

3.	The audit committee may fix its own rules of procedure, provided such rules are consistent with the articles and bylaws of the company, this charter and then existing law.

Section 2: General Responsibilities

1.	The audit committee provides open avenues of communication among the independent accountant and the Board of Directors.

2.	The audit committee will make regular reports to the full Board of Directors and may make appropriate recommendations.

3.	The audit committee has the power to conduct or authorize investigations into matters within the audit committee’s scope of responsibilities.

4.	The audit committee is authorized to retain independent counsel, accountants and other advisers as it deems necessary to carry out its duties.

5.	The audit committee will meet on at least a quarterly basis each fiscal year and, if circumstances require, more frequently.

6.
The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she has an interest. The audit committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

7.
The audit committee is responsible for the preapproval of all auditing services and non-audit services (except for those non-audit services specified in Section 10A(i)(1)(B) of the Exchange Act). The audit committee may delegate to one or more designated members of the audit committee the authority to grant preapprovals required by the preceding sentence. The decision of any member to whom such authority is delegated as provided in the preceding sentence shall be presented to the full audit committee at each of its scheduled meetings.

8.
The Company will provide for appropriate funding, as determined by the audit committee, for payment of (a) compensation to the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the audit committee under paragraph 4 of this Section 2; and (c) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

Section 3: Responsibilities for Engaging Independent Accountants

1.
The audit committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent accountants engaged (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. To that end, the audit committee is responsible for the evaluation and, where appropriate, replacement of the independent accountants for company audits (or the nomination thereof if it is determined to seek shareholder approval of the independent accountants). The audit committee also will review and set any fees paid to the independent accountants. The audit committee will require the independent accountant to report directly to the audit committee.

2.
The audit committee will take such action as it reasonably believes is necessary to confirm and assure the independence of the independent accountant. In that regard, the audit committee is responsible for actively engaging in dialogue with the independent accountant with respect to any disclosed relationships or services that may impact on the objectivity and independence of the independent accountant and for taking, or recommending that the Board of Directors take appropriate action to oversee the independence of the independent accountant.

3.	The audit committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by the independent accountant.

4.
The audit committee will listen to management and the primary independent accountant if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

Section 4: Responsibilities for Reviewing the Annual External Audit and the Review of Quarterly and Annual Financial Statements

1.
The audit committee will take action to ensure that the independent accountant understands that its ultimate accountability is to the Board of Directors and the audit committee, as representatives of the Company’s shareholders, that it must be available to the full Board of Directors at least annually and that it will provide the audit committee with a timely analysis of significant financial reporting issues. Furthermore, the audit committee will ensure receipt from the independent accountant of a formal written statement delineating all relationships between the independent accountant and the Company, consistent with Independence Standards Board Standard 1.

2.	The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management’s steps to minimize them.

3.
The audit committee will review the following with the independent accountant:

● The adequacy of the Company’s internal controls, including computerized information system controls and security.
● Any significant findings and recommendations made by the independent accountant together with management’s responses to them.

4.
Shortly after the annual examination is completed, the audit committee will review and discuss the following with management and the independent accountant:

● The Company’s annual financial statements and related footnotes.
● The independent accountant’s audit of and report on the financial statements.
● The independent accountant’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.
● Any serious difficulties or disputes with management encountered during the course of the audit.
● Anything else about the audit procedures or findings that GAAS requires the independent accountant to discuss with the audit committee.

5.	The audit committee will consider, review and discuss with management any significant findings during the year and management’s responses to them.

6.	The audit committee will review annual SEC filings.

7.
The audit committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

8.
The audit committee will prepare such letters and reports as may be required to be prepared by it under federal or state law and/or under the standards and requirements of the self-regulatory organization upon which the Company’s shares are then being traded.

Section 5: Internal Audit Function

In overseeing the internal audit function, the Committee shall:

1.	review, at least annually, the mandate, planned activities, staffing resources and organizational structure of the internal audit function and, if appropriate, recommend changes;

2.	review the internal audit reports, together with management's response to any identified weaknesses;

3.	review, at least semi-annually, the internal audit reports and the resultant action by management; and

4.	review any other reports submitted to the Committee by the Internal Audit Department.

The audit committee shall have the authority to communicate directly with the Internal Auditor.

Section 6: Periodic Responsibilities

1.	Review and reassess the adequacy of this charter on an annual basis and recommend any proposed changes to the Board of Directors for approval.

2.
Review policies and procedures covering officers’ expense accounts and perquisites including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

3.	Review legal and regulatory matters that may have a material effect on the Company’s financial statements and review compliance policies and programs and reports from regulators.

4.
Meet with the independent accountant and management in separate executive sessions to discuss any matters the audit committee or these groups believe should be discussed privately with the audit committee.

5.
Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10k are available at www.proxyvote.com

TRIO-TECH INTERNATIONAL
Annual Meeting of Shareholders
December 4, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints S. W. Yong and A. Charles Wilson or either of them as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at our principal executive offices, located at 16139 Wyandotte Street, Van Nuys, California on Monday, December 4, 2017 at 10:00 A.M., local time, and at any adjournments thereof, and to vote all shares that the undersigned's is entitled to vote thereat, on all matters coming before said meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 AND "FOR" PROPOSALS 2 AND 3.

PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQURES NO POSTAGE IF MAILED IN THE UNITED STATES.

0000346133_2 R1.0.1.17

Continued and to be signed on reverse side

TRIO-TECH INTERNATIONAL
16139 WYANDOTTE ST.
VAN NUYS, CA 91406
ATTN: JON EASTERSON

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 JASON T. ADELMAN 02 RICHARD M. HOROWITZ 03 A. CHARLES WILSON 04 S.W. YONG 05 VICTOR TING

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 To consider and vote upon a proposal to approve the Companys 2017 Employee Stock Option Plan.	☐	☐	☐
3 To consider and vote upon a proposal to approve the Company's 2017 Directors Equity Incentive Plan.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000346133_1 R1.0.1.17